Exhibit 99.1

WRITTEN STATEMENT OF CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify that the Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, for the year ended September 27, 2002 filed by Ameritrade Holding Corporation with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Dated:	February 7, 2003	/s/ Joseph H. Moglia Joseph H. Moglia Chief Executive Officer

Dated:	February 7, 2003	/s/ John R. MacDonald John R. MacDonald Executive Vice President, Chief Financial Officer and Treasurer